                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                           _____________________


                                 FORM 8-K



                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES AND EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported)
                             OCTOBER 17, 1995


                            ORYX ENERGY COMPANY
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 DELAWARE

     (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                 1-10053
                        (COMMISSION FILE NUMBER)


                                23-1743284
                  (IRS EMPLOYER IDENTIFICATION NUMBER)


               13155 NOEL ROAD, DALLAS, TEXAS  75240-5067
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                              (214) 715-4000
        (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 14, 1995, Oryx Energy Company (Company) signed an agreement to sell its interests in Block 48/15a in the U.K. North Sea for $120 million. Assets being sold include the Company's: 33.7 percent interest in the Audrey field; its estimated 10 percent interest in the Galleon field; and its undetermined interest in the Ensign discovery. Management believes that it is probable that closing will occur early in the fourth quarter.

On July 18, 1995, the Company completed the sale, effective July 1, 1995, of all of its assets in the Alba field in the U.K. North Sea for cash consideration of $270 million. The sale of the Company's assets in the Alba field is part of a series of related asset dispositions which the Company has entered into in 1995 for the purpose of using the associated net proceeds to reduce outstanding indebtedness. In addition to the sale of the Alba field assets, the Company has completed sales of certain U.S. oil and gas producing assets and all of its assets in Indonesia and Gabon. The sale of the U.S. assets occurred throughout the six month period which ended on June 30, 1995 and generated cash proceeds of $77 million; the sale of the Indonesian assets occurred on May 18, 1995, effective January 1, 1995, for cash proceeds of $67 million; and, the sale of the Gabonese assets occurred effective January 1, 1995 for cash proceeds of $2 million. The above described asset sales were made to unaffiliated parties at negotiated fair values.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Listed below are the pro forma financial information and exhibit filed as parts of this report:

     (b)  Pro forma financial information:

     Introduction

     Pro Forma Condensed Consolidated Statement of Income for the Year Ended
      December 31, 1994.

     Pro Forma Condensed Consolidated Statement of Income for the Six Months
      Ended June 30, 1995.

     Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995.

     Notes to Pro Forma Condensed Financial Statements

     (c)  Exhibits:

      5   Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
     23   Consent of Counsel (included in 5 above)

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INTRODUCTION

In January 1995, the Company announced plans to reduce debt by $400 million by year-end 1995 primarily through the application of proceeds from the sale of certain oil and gas producing assets. The Company has completed sales of certain U.S. oil and gas producing assets, all of its assets in Indonesia and Gabon and all of its assets in the Alba field in the U.K. North Sea for total cash proceeds of $416 million, all of which have been applied to reduce the Company's debt. Management believes it is probable that closing on the sale of its interests in Block 48/15a in the U.K. North Sea for $120 million will occur early in the fourth quarter. Proceeds will be used to reduce debt.

The accompanying condensed pro forma statements of income and balance sheets are intended to provide investors with information about the impact of the asset sales by adjusting the Company's historical statements of income, as if the related transactions described above had been completed on January 1, 1994 and adjusting the historical balance sheets as if the related transactions had occurred on the respective balance sheet dates.

Among other matters, in preparing the accompanying pro forma information, no pro forma adjustments to the historical amounts have been made for changes in business conditions, including but not limited to changes in oil and gas prices, that have occurred since such periods.

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                               ORYX ENERGY COMPANY

             Pro Forma Condensed Consolidated Statement of Income
                     For The Year Ended December 31, 1994
                                  (Unaudited)


                                              (Millions of Dollars)
                                          As        Pro Forma         As
                                       Reported    Adjustments     Adjusted
                                       --------    -----------     --------
REVENUES
 Oil and gas                            $1,082       $(204)(b)       $ 878
 Other-net                                 (10)          -             (10)
                                        ------       -----           -----
                                         1,072        (204)            868
                                        ------       -----           -----

COSTS AND EXPENSES
 Operating costs                           374         (68)(b)         306
 Production taxes                          112         (40)(b)          72
 Exploration costs                         104         (17)(b)          87
 Depreciation, depletion and
  amortization                             271         (42)(b)         229
 General and administrative expense         68           -              68
 Interest and debt expense                 162         (48)(c)         114
 Interest capitalized                      (11)          -             (11)
 Provision for restructuring                92           -              92
                                        ------       -----           -----
                                         1,172        (215)            957
                                        ------       -----           -----
Income (loss) before extraordinary
 item, cumulative effect of accounting
 change and provision (benefit) for
 income taxes                             (100)         11             (89)
Provision (benefit) for income taxes       (35)          1 (d)         (34)
                                        ------       -----           -----
Income (loss) before extraordinary item
 and cumulative effect of accounting
 change                                 $  (65)      $  10           $ (55)
                                        ======       =====           =====


          (See accompanying Notes to Pro Forma Financial Statements)

                              ORYX ENERGY COMPANY

             Pro Forma Condensed Consolidated Statement of Income
                    For The Six Months Ended June 30, 1995
                                  (Unaudited)



                                              (Millions of Dollars)
                                          As        Pro Forma         As
                                       Reported    Adjustments     Adjusted
                                       --------    -----------     --------
REVENUES
 Oil and gas                            $  571       $(106)(b)       $ 465
 Other-net                                   7         (19)(b)         (12)
                                        ------       -----           -----
                                           578        (125)            453
                                        ------       -----           -----
COSTS AND EXPENSES
 Operating costs                           182         (31)(b)         151
 Production taxes                           68         (17)(b)          51
 Exploration costs                          26          (1)(b)          25
 Depreciation, depletion and
  amortization                             146         (20)(b)         126
 General and administrative expense         34           -              34
 Interest and debt expense                  79         (24)(c)          55
 Interest capitalized                       (4)          -              (4)
 Provision for restructuring                 -           -               -
                                        ------       -----           -----
                                           531         (93)            438
                                        ------       -----           -----
Income (loss) before extraordinary
 item and provision (benefit) for
 income taxes                               47         (32)             15
Provision (benefit) for income taxes         9          (6)(d)           3
                                        ------       -----           -----
Income (loss) before extraordinary item $   38       $ (26)          $  12
                                        ======       =====           =====


          (See accompanying Notes to Pro Forma Financial Statements)

                              ORYX ENERGY COMPANY

                Pro Forma Condensed Consolidated Balance Sheet
                              As of June 30, 1995
                                  (Unaudited)



                                            (Millions of Dollars)
                                          As        Pro Forma         As
                                       Reported    Adjustments     Adjusted
                                       --------    -----------     --------
ASSETS
Current Assets
 Cash and cash equivalents             $    14       $   -         $    14
 Accounts receivable and other
  current assets                           185           -             185
 Net assets held for sale                  128        (128)(e)           -
                                       -------       -----         -------
Total Current Assets                       327        (128)            199
Properties, Plants and Equipment         1,559        (128)(e)       1,431
Deferred Charges and Other Assets           52           -              52
                                       -------       -----         -------
Total Assets                           $ 1,938       $(256)        $ 1,682
                                       =======       =====         =======

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities
 Accounts payable and accrued
  liabilities                          $   320       $   3 (e)     $   323
 Obligations to be repaid from
  divestment proceeds                      270        (270)(f)           -
 Current portion of long-term debt         140           -             140
                                       -------       -----         -------
Total Current Liabilities                  730        (267)            463
Long-Term Debt                           1,167        (120)(f)       1,047
Deferred Income Taxes                      203           5 (e)         208
Deferred Credits and Other Liabilities     159           -             159
Shareholders' Deficit
 Capital stock                             125           -             125
 Additional paid-in capital              1,874           -           1,874
 Accumulated deficit                    (1,161)        126 (g)      (1,035)
                                       -------       -----         -------
                                           838         126             964
 Less common stock in treasury          (1,060)          -          (1,060)
 Less loan to ESOP                         (99)          -             (99)
                                       -------       -----         -------
Shareholders' Deficit                     (321)        126            (195)
                                       -------       -----         -------
Total Liabilities and Shareholders'
 Deficit                               $ 1,938       $(256)        $ 1,682
                                       =======       =====         =======

         The successful efforts method of accounting is followed.
        (See accompanying Notes to Pro Forma Financial Statements)

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   NOTES TO ORYX ENERGY COMPANY PRO FORMA CONDENSED FINANCIAL STATEMENTS


(a) The Company disposed of assets which generated $536 million of net cash proceeds that were used to retire debt. The pro forma information assumes that the asset dispositions occurred on June 30, 1995 for the pro forma condensed balance sheet and on January 1, 1994 for the pro forma condensed statements of income.

(b) Adjustment to eliminate oil and gas revenues, gain on sale of assets and costs and expenses of properties included in the asset dispositions.

(c) Adjustment to reduce interest and debt expense, at an assumed annual interest rate of 9.2 percent, which would not have been incurred had the asset dispositions occurred on January 1, 1994.

(d) Tax effect, at statutory rates for U.S. (35 percent), for U.K. (33 percent) and actual taxes incurred in Indonesia, of adjustments to historical pre-tax income.

(e)  Adjustment to eliminate balances associated with the assets disposed.

(f) Adjustment to reflect application of divestment proceeds to reduction of debt.

(g) Adjustment to reflect gain on sale of assets as if the dispositions had occurred as of the period presented.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oryx Energy Company

By  /s/  Edward W. Moneypenny
  ------------------------------------
  Edward W. Moneypenny
  Executive Vice President, Finance
  Chief Financial Officer and Director



Date: October 17, 1995




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                             INDEX TO EXHIBITS
                                                                 Sequentially
   Exhibit                                                         Numbered
     No.                  Description of Exhibit                     Page
     ---                  ----------------------                     ----
       5     Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
      23     Consent of Counsel (included in 5 above)